DocuSign Envelope ID: C048A426-35EF-4669-A66A-DDC266FA0731

DISBURSEMENT REQUEST AND AUTHORIZATION

Borrower: OCEAN POWER TECHNOLOGIES, INC. **Lender:** **Santander Bank, N.A.**

LOAN TYPE. This is a Fixed Rate (1.00%) SBA Loan to a Business Entity for $ 890,347.00 .

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

Personal, Family, or Household Purposes or Personal Investment.

X **Business**

SPECIFIC PURPOSE. The specific purpose of this loan is: eligible payroll costs, mortgage interest, rent, and utility costs under the SBA 7(a) Paycheck Protection Program (PPP).

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $ 890,347.00 as follows:

Amount deposited to Checking Account:	$ 890,347.00
Deposited to Checking Account #:	9991092099

PREAUTHORIZED ELECTRONIC PAYMENT AUTHORIZATION DISCLOSURE.

Transfers will be processed as described in the Note. If the scheduled date falls on a Saturday, Sunday, or Bank holiday, the transfer will be processed on the next business day.

You will be charged Santander Bank, N.A.'s current NSF fee (as noted on the business fee schedule) if there are not sufficient funds in your account to satisfy the payment or if the payment must be returned for any reason. The payment will be your responsibility for that month. If there are three (3) consecutive occurrences of insufficient funds, your preauthorized transfer shall be cancelled.

There is a limit of six (6) preauthorized transfers per month from Savings Accounts and Money Market Accounts. There is no limit on Checking Accounts.

Cancellation of this authorization by you must be made by written notice and must contain your signature. Cancellations must be received at least 14 days prior to the scheduled transaction date, to allow a reasonable amount of time to act on the cancellation request.

If a loan is paid off, or a donor or recipient account is closed, Santander Bank, N.A. will cancel this authorization.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED 5/3/2020 .

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

BORROWER:

OCEAN POWER TECHNOLOGIES, INC.

DocuSigned by:

By: Matthew Shafer

2737F2B45D40450...

Name: Matthew Shafer

Title: Chief Financial Officer

U.S. Small Business Administration

NOTE

SBA Loan #	1272607300
Date	5/3/2020
Loan Amount	$ 890,347.00
Interest Rate	One percent (1.00%) fixed rate note
Borrower	OCEAN POWER TECHNOLOGIES, INC.
Borrower DBA/Trade Name (if applicable)	n/a
Lender	Santander Bank, N.A.

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of $ 890,347.00, interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

"Loan" means the loan evidenced by this Note.

"Loan Documents" means the documents related to this loan signed by Borrower.

"SBA" means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

1. **Maturity:** This Note will mature in **2 years** from date of Note.

2. **Repayment Terms:**

The interest rate is **1.00%** per year.

Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

Loan Prepayment:
Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a. Give Lender written notice;
b. Pay all accrued interest; and
c. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 2 years from date of Note.

3. **Additional Terms:**

Interest shall accrue from the date of this Note, however all principal and interest payments shall be deferred for six (6) months from the date of this Note. Borrower must pay principal and interest payments of $ 49,856.23 every month, beginning seven (7) months from the month this Note is dated; payments must be made on the fifth (5th) calendar day in the months they are due. Lender must adjust the payment amount at least annually as needed to amortize principal over the remaining term of the Note.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower:

A. Fails to do anything required by this Note and other Loan Documents;
B. Defaults on any other loan with Lender;
C. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;
D. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;
E. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower's ability to pay this Note;
F. Fails to pay any taxes when due;
G. Becomes the subject of a proceeding under any bankruptcy or insolvency law;
H. Has a receiver or liquidator appointed for any part of their business or property;
I. Makes an assignment for the benefit of creditors;
J. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower's ability to pay this Note;
K. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender's prior written consent; or
L. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower's ability to pay this Note.

5. LENDER'S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;
B. Collect all amounts owing from any Borrower; or
C. File suit and obtain judgment.

6. LENDER'S GENERAL POWERS:

Without notice and without Borrower's consent, Lender may:

A. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document. Among other things, the expenses may include reasonable attorney's fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance; and
B. Take any action necessary to collect amounts owing on this Note.

7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower includes its successors, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A. To the extent multiple individuals and/or entities are obligated pursuant to this Note, such individuals and/or entities are jointly and severally liable.

B. Borrower must sign all documents necessary at any time to comply with the Loan Documents.

C. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

D. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

E. If any part of this Note is unenforceable, all other parts remain in effect.

F. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor.

10. STATE SPECIFIC PROVISIONS:

DELAWARE (for residents of Delaware)
CONFESSION OF JUDGMENT. NOTWITHSTANDING THE CHOICE OF LAW GOVERNING THIS NOTE, IN THE EVENT OF ANY DEFAULT OR EVENT OF DEFAULT UNDER THIS NOTE, INCLUDING WITHOUT LIMITATION, ANY PAYMENT UNDER THIS NOTE NOT BEING PAID WHEN DUE, WHETHER AT MATURITY BY ACCELERATION OR OTHERWISE, BORROWER HEREBY IRREVOCABLY APPOINTS AND CONSTITUTES LENDER AS BORROWER'S DULY APPOINTED ATTORNEY-AT-LAW TO APPEAR IN OPEN COURT IN IN ANY COURT OF COMPETENT JURISDICTION, AND TO CONFESS JUDGMENT PURSUANT TO THE PROVISIONS OF TITLE 10 SECTION 4732 OF THE DELAWARE CODE, AS AMENDED, AGAINST BORROWER FOR ALL PRINCIPAL AND INTEREST AND ANY OTHER AMOUNTS DUE AND PAYABLE UNDER THIS NOTE, TOGETHER WITH ATTORNEY'S FEES AND COLLECTION FEES AS PROVIDED IN THIS NOTE (TO THE EXTENT PERMITTED BY LAW). THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND MAY NOT BE REVOKED AND/OR TERMINATED BY BORROWER. THIS POWER OF ATTORNEY SHALL NOT BE REVOKED AND/OR TERMINATED BY VIRTUE OF THE DEATH, DISABILITY, AND/OR DISSOLUTION OF BORROWER. NO SINGLE EXERCISE OF THE POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, AND NO JUDGMENT AGAINST BORROWER SHALL BAR SUBSEQUENT ACTION OR JUDGMENT AGAINST SUCH ENTITY AGAINST WHOM THE JUDGMENT HAS NOT BEEN OBTAINED IN THIS NOTE.

MARYLAND (for residents of Maryland)

CONFESSION OF JUDGMENT. NOTWITHSTANDING THE CHOICE OF LAW GOVERNING THIS NOTE, THE UNDERSIGNED HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR CLERK OF ANY COURT OF RECORD IN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE UNDERSIGNED IN FAVOR OF THE HOLDER, ASSIGNEE, OR SUCCESSOR OF HOLDER OF THE NOTE, AT ANY TIME, FOR THE FULL OR TOTAL AMOUNT OF THIS NOTE, TOGETHER WITH ALL INDEBTEDNESS PROVIDED FOR THEREIN, WITH COSTS OF SUIT AND ATTORNEY'S COMMISSION OF TEN (10) PERCENT FOR THE COLLECTION; AND THE UNDERSIGNED EXPRESSLY RELEASES ALL ERRORS, WAIVES ALL STAY OF EXECUTION, RIGHTS OF INQUISITION, AND EXTENSION UPON ANY LEVY UPON REAL ESTATE AND ALL EXEMPTION OF PROPERTY FROM LEVY AND SALE UPON ANY EXECUTION HEREON; AND THE UNDERSIGNED EXPRESSLY AGREES TO CONDEMNATION AND EXPRESSLY RELINQUISHES ALL RIGHTS TO BENEFITS OR EXEMPTIONS UNDER ANY AND ALL EXEMPTION LAWS NOW IN FORCE OR WHICH MAY HEREAFTER BE ENACTED.

PENNSYLVANIA (for residents of Pennsylvania)

CONFESSION OF JUDGMENT. NOTWITHSTANDING THE CHOICE OF LAW GOVERNING THIS NOTE, BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OR THE PROTHONOTARY OF CLERK OF COURT IN THE COMMONWEALTH OF PENNSYLVANIA, OR ELSEWHERE, TO APPEAR AT ANY TIME FOR BORROWER AFTER A DEFAULT UNDER THIS NOTE, AND WITH OR WITHOUT COMPLAINT FILED, CONFESS OR ENTER JUDGMENT AGAINST BORROWER FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE AND ALL ACCRUED INTEREST, LATE CHARGES, AND ANY AND ALL AMOUNTS EXPENDED OR ADVANCED BY LENDER RELATING TO ANY COLLATERAL SECURING THIS NOTE, TOGETHER WITH COSTS OF SUIT, AND AN ATTORNEY'S COMMISSION OF TEN PERCENT (10%) OF THE UNPAID PRINCIPAL BALANCE AND ACCRUED INTEREST FOR COLLECTION, BUT IN ANY EVENT, NOT LESS THAN FIVE HUNDRED DOLLARS ($500), ON WHICH JUDGMENT OR JUDGMENTS ONE OR MORE EXECUTIONS MAY ISSUE IMMEDIATELY; AND FOR SO DOING, THIS NOTE OR A COPY OF THIS NOTE VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. THE AUTHORITY GRANTED IN THIS NOTE TO CONFESS JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE OF THAT AUTHORITY BUT SHALL CONTINUE FROM TIME TO TIME, AND AT ALL TIMES, UNTIL PAYMENT IN FULL OF ALL AMOUNTS DUE UNDER THIS NOTE. BORROWER HEREBY WAIVES ANY RIGHT BORROWER MAY HAVE TO NOTICE OR TO A HEARING IN CONNECTION WITH ANY SUCH CONFESSION OF JUDGMENT, AND STATES THAT EITHER A REPRESENTATIVE OF LENDER SPECIFICALLY CALLED THIS CONFESSION OF JUDGMENT PROVISION TO BORROWER'S ATTENTION OR BORROWER HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL.

VIRGINIA (for residents of Virginia)

CONFESSION OF JUDGMENT. NOTWITHSTANDING THE CHOICE OF LAW GOVERNING THIS NOTE, UPON A DEFAULT IN PAYMENT OF THIS NOTE AT MATURITY, WHETHER BY ACCELERATION OR OTHERWISE, BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, AS BORROWER'S ATTORNEY-IN-FACT, TO APPEAR IN THE CLERK'S OFFICE AND TO CONFESS JUDGMENT AGAINST BORROWER FOR THE UNPAID AMOUNT OF THIS NOTE AS EVIDENCED BY THE AFFIDAVIT SIGNED BY AN OFFICER OF LENDER SETTING FORTH THE AMOUNT THEN DUE, ATTORNEYS' FEES PLUS COSTS OF SUIT, AND TO RELEASE ALL ERRORS, AND WAIVE ALL RIGHTS OF APPEAL. BY A WRITTEN INSTRUMENT, LENDER MAY APPOINT A SUBSTITUTE FOR THE ABOVE-NAMED ATTORNEY-IN-FACT. IF A COPY OF THIS NOTE, VERIFIED BY AN AFFIDAVIT, SHALL HAVE BEEN FILED IN THE PROCEEDING, IT WILL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY. BORROWER WAIVES THE RIGHT TO ANY STAY OF EXECUTION AND THE BENEFIT OF ALL EXEMPTION LAWS NOW OF HEREAFTER IN EFFECT. NO SINGLE EXERCISE OF THE FOREGOING WARRANT AND POWER TO CONFESS JUDGMENT WILL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID; BUT THE POWER WILL CONTINUE UNDIMINISHED AND MAY BE EXERCISED FROM TIME TO TIME, AS LENDER MAY ELECT, UNTIL ALL AMOUNTS OWING ON THIS NOTE HAVE BEEN PAID IN FULL.

11. **BORROWER SIGNATURE.**

OCEAN POWER TECHNOLOGIES, INC.

By: DocuSigned by: Matthew Shafer
2737F2B15D49460...

Name: Matthew Shafer

Title: Chief Financial Officer